UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2021

_______________________________

Corvus Gold Inc.

(Exact name of registrant as specified in its charter)

_______________________________

British Columbia, Canada	001-39437	98-0668473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1750, 700 West Pender Street Vancouver, British Columbia, Canada	V6C 1G8
(Address of Principal Executive Offices)	(Zip Code)

(604) 638-3246

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	KOR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 25, 2021, the Company issued a press release reporting additional results from the high-grade Central Intrusive Zone (CIZ) in the central feeder zone target at the Mother Lode Project in the Eastern Bullfrog Gold District, Nevada. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

99.1*	Press Release, dated March 25, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corvus Gold Inc.

Date: March 30, 2021	By:	/s/ Jeffrey A. Pontius
Jeffrey A. Pontius
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1*	Press Release, dated March 25, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.